UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 17, 2015
Date of earliest event reported: April 17, 2015

Hooper Holmes, Inc.
(Exact Name of registrant as specified in its charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
560 N. Rogers Road, Olathe, KS 66062
(Address, including zip code, of principal executive offices)

(913) 764-1045
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 21, 2015, Hooper Holmes, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting under Item 2.01 that on April 17, 2015, the Company and certain of its subsidiaries entered into and consummated an Asset Purchase Agreement (the "Purchase Agreement") to acquire the assets and certain liabilities representing the health and wellness business of Accountable Health Solutions, Inc. ("AHS") from Accountable Health, Inc. (the "Seller" or "AHI").  Subsequently, an amended Form 8-K/A (the “Amended Form 8-K) was filed on May 21, 2015, which included the historical audited financial statements of the business acquired and the unaudited pro forma financial information as of and for the year ended December 31, 2014, required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

This Form 8-K/A amends the Original Form 8-K and the Amended Form 8-K to update the historical unaudited financial statements of the business acquired for the period specified in Rule 3-05(b) of Regulation S-X and the unaudited pro forma statement of operations for the three months ended March 31, 2015, and the unaudited pro forma balance sheet of the Company as of March 31, 2015, pursuant to Article 11 of Regulation S-X.  This amendment should be read in conjunction with the Original Form 8-K and the Amended Form 8-K.

Item 9.01 Financial Statements and Exhibits

a)    Financial Statements of Business Acquired

The unaudited consolidated financial statements of the Seller as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014, are filed as Exhibit 99.1 to this current report on Form 8-K/A and are incorporated herein by reference.

b)    Pro Forma Financial Information

The unaudited pro forma financial information as of March 31, 2015, and for the three months ended March 31, 2015, is filed as Exhibit 99.2 to this current report on Form 8-K/A.

d)    Exhibits

Exhibit No.     Description

99.1	Unaudited consolidated financial statements of Accountable Health, Inc. as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014

99.2	Unaudited pro forma financial information as of March 31, 2015, and for the three months ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2015	HOOPER HOLMES, INC.

	By:	/s/ Steven R. Balthazor
Steven R. Balthazor
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

99.1	Unaudited consolidated financial statements of Accountable Health, Inc. as of March 31, 2015 and December 31, 2014, and for the three months ended March 31, 2015 and 2014

99.2	Unaudited pro forma financial information as of March 31, 2015 and for the three months ended March 31, 2015